Exhibit 10.2

EXECUTION VERSION

HALCÓN RESOURCES CORPORATION

REGISTRATION RIGHTS AGREEMENT

September 9, 2016

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of September 9, 2016, is made by and among Halcón Resources Corporation, a Delaware corporation (the “Company”), and each of the Persons identified as a “Holder” on Schedule I attached hereto and their successors and assigns as provided for in Section 9(g) hereto (collectively, the “Holders”).

In connection with and pursuant to the Debtors’ Amended Joint Prepackaged Plan of Reorganization, dated September 2, 2016 (the “Plan”), under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§101 et. seq. for the Company and certain of its subsidiaries who are debtors and debtors-in-possession in the chapter 11 case captioned In re Halcón Resources Corporation, et al., Case No. 16-11724 (BLS) pending and jointly administered in the Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), the Company has issued shares (such shares, the “New Shares”) of common stock of the reorganized or restructured Halcón Resources Corporation (the “New Common Stock”) to the Holders.

“Registrable Securities” means the New Shares, as held by any Holder and including any additional shares of New Common Stock acquired by any Holder after the date hereof and in each case, if the shares of New Common Stock would, in the hands of such Holder, not be freely transferable in accordance with the intended method of disposition under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), without regard to any volume or manner of sale requirements. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) the Resale Shelf Registration Statement (as defined below) shall have become effective under the Securities Act and such securities shall have been disposed of in accordance therewith or (ii) such Registrable Securities shall have ceased to be outstanding.

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.             Resale Shelf Registration Statement.

(a)           The Company shall file, as promptly as practicable, but in any event within 30 days, following the earlier to occur of (i) the Company filing its 2016 Annual Report on Form 10-K with the Securities and Exchange Commission (the “Commission”) and (ii) the Company meeting the eligibility requirements to file a registration statement on Form S-3, a shelf registration statement (the “Resale Shelf Registration Statement”) providing for the registration of, and the sale on a continuous or delayed basis by the Electing Holders (as defined below in Section 3(a)(iii)) of all Registrable Securities, pursuant to Rule 415 of the Securities Act or any similar rule that may be adopted by the Commission. The Company agrees to use commercially reasonable efforts to cause the Resale Shelf Registration Statement to become effective as promptly as practicable following such filing (the date of such effectiveness, the “Effective Time”).

(b)           Subject to the Company’s right to suspend the Resale Shelf Registration Statement pursuant to Section 1(d) below, the Company agrees to use commercially reasonable efforts to keep the Resale Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus to be usable by the Electing Holders until such time as there are no longer any Registrable Securities (such period, the “Effective Period”).

(c)           After the Effective Time, within 10 Business Days after receipt of a duly completed and signed Notice and Questionnaire (as defined below) from any Holder that is not then an Electing Holder, together with any other information as may be reasonably requested in writing by the Company from such Holder, the Company shall file such amendments to the Resale Shelf Registration Statement or supplements to the Prospectus as are reasonably necessary to permit such Holder to deliver the Prospectus to purchasers of Registrable Securities (subject to the Company’s right to suspend the use of the Resale Shelf Registration Statement or the Prospectus as set forth in Section 1(d)); provided, that in no event shall the Company be required to file more than one such amendment or supplement in any 90-day period.

(d)           The Company may delay or suspend the use of the Resale Shelf Registration Statement or the use of the Prospectus used in connection therewith if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons, including the acquisition or divestiture of assets, pending corporate developments, public filings with the Commission and similar events, it is in the best interests of the Company to delay or suspend such use, and prior to delaying or suspending such use the Company provides the Holders with written notice of such delay or suspension, which notice need not specify the nature of the event giving rise to such delay or suspension; provided that the aggregate duration for any periods during which use of the Resale Shelf Registration Statement or the Prospectus is delayed or suspended (each such period, a “Suspension Period”) shall not exceed 60 consecutive calendar days, and shall not exceed 90 calendar days in the aggregate in any consecutive twelve-month period.

(e)           The Electing Holders holding a majority of the Registrable Securities (the “Required Holders”) shall be entitled to request underwritten offerings of the Registrable Securities pursuant to the Resale Shelf Registration Statement; provided, that the Company shall not be obligated to complete (i) more than two underwritten offerings during the Effective Period and (ii) more than one underwritten offering in any 180-day period. Upon receipt of such a request from the Required Holders, the Company shall provide all Holders of Registrable Securities written notice of the request, which notice shall inform such Holders that they have the opportunity to participate in the underwritten offering.  The Required Holders shall have the right to select the managing underwriter(s) to administer any underwritten offering, subject to the prior approval of the Company, which approval shall not be unreasonably withheld.  Except as provided in this Section 1(f), there shall otherwise be no limitation on the number of sales or takedowns off of the Resale Shelf Registration Statement.

2.             Holdback Agreement.

(a)           In connection with any underwritten offering, the Company and the Electing Holders participating in such underwritten offering (i) agree not to directly or indirectly offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any equity securities or securities convertible into equity securities of the Company or enter into any hedging transaction relating to any such securities (each a “Prohibited Sale”) during the seven days prior to and during the 60-day period beginning on the closing date of such underwritten offering (except as part of such underwritten offering or, with respect to the Company, pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the underwritten offering otherwise agree (such period, the “Holdback Period”), and (ii)  except as otherwise permitted by the Required Holders, the Company shall use commercially reasonable efforts to cause each of its directors and officers that is a holder of such equity securities or securities convertible into equity securities purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any Prohibited Sale (including sales pursuant to Rule 144) of any such securities during such Holdback Period except as part of such underwritten offering, if otherwise permitted, unless the underwriters managing the underwritten offering otherwise agree. If (x) the Company issues an earnings release or other material news or a material event relating to the Company and its subsidiaries occurs during the last 17 days of the Holdback Period or (y) prior to the expiration of the Holdback Period, the Company announces that it will release earnings results during the 16-day period beginning upon the expiration of the Holdback Period, then to the extent necessary for a managing or co-managing underwriter of an underwritten offering required hereunder to comply with FINRA Rule 2711(f)(4), the Holdback Period shall be extended until 18 days after the earnings release or the occurrence of the material news or event, as the case may be (such period referred to herein as the “Holdback Extension”).  The Company may impose stop-transfer instructions with respect to its securities that are subject to the foregoing restriction until the end of such period, including any period of Holdback Extension.

(b)           Notwithstanding any other provision contained in this Agreement, the Company shall not include in any underwritten offering any portion of New Common Stock held by any officers, directors or employees of the Company or any of its subsidiaries the inclusion of which the underwriter of such underwritten offering, as the case may be, determines is likely to adversely affect such offering.

3.             Registration Procedures.  The Company shall effect the registration and sale of the Registrable Securities in accordance with the intended method of disposition set forth in, and pursuant to, the Resale Shelf Registration Statement and the following provisions shall apply in connection therewith:

(a)           (i)            Within 10 Business Days of the filing of the Resale Shelf Registration Statement, the Company shall mail the Notice and Questionnaire to the Holders of Registrable Securities.  No Holder shall be entitled to be named as a selling securityholder in the Resale Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus for resales of Registrable Securities at any time, unless such Holder has returned a duly completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein and provided any other information reasonably requested in writing by the Company.

(ii)           After the Effective Time of the Resale Shelf Registration Statement, the Company shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such Holder. The Company shall not be required to take any action to name such Holder as a selling securityholder in the Resale Shelf Registration Statement or to enable such Holder to use the Prospectus for resales of Registrable Securities until such Holder has returned a duly completed and signed Notice and Questionnaire to the Company, in which case the Company’s obligations shall be as set forth in Section 1(d) above.

(iii)          The term “Electing Holder” shall mean any Holder of Registrable Securities that has returned a duly completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(i) or 3(a)(ii) hereof.

(iv)          Each Electing Holder agrees to furnish promptly to the Company all information required to be disclosed in order to make information previously furnished to the Company by such holder not materially misleading and any other information regarding such holder and the distribution of such holder’s Registrable Securities as the Company may from time to time reasonably request in writing.

The Company will as expeditiously as possible:

(b)           upon request by a Holder, before filing the Resale Shelf Registration Statement or Prospectus or any amendments or supplements thereto, furnish to such Holder all such documents proposed to be filed requested by such Holder, which documents shall be subject to the review of such Holder and its counsel.  The Company shall use commercially reasonable efforts to reflect the comments that such Holder or its counsel may reasonably propose;

(c)           notify in writing each Holder of Registrable Securities of the effectiveness of the Resale Shelf Registration Statement and prepare and file with the Commission such amendments and supplements to such Resale Shelf Registration Statement and Prospectus as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Resale Shelf Registration Statement until such time as there are no longer any Registrable Securities;

(d)           furnish to each seller of Registrable Securities thereunder such number of copies of the Resale Shelf Registration Statement, each amendment and supplement thereto, the Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(e)           use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the

Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(f)            notify in writing each seller of such Registrable Securities (i) promptly after it receives notice thereof, of the date and time when the Resale Shelf Registration Statement and each post-effective amendment thereto has become effective or a Prospectus has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) promptly after receipt thereof, of any request by the Commission for the amendment or supplementing of the Resale Shelf Registration Statement or Prospectus or for additional information, and (iii) at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of any event as a result of which, the Prospectus (x) contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made or (y) is otherwise not legally available to support sales of Registrable Securities;

(g)           prepare and file promptly with the Commission, and notify the Electing Holders of Registrable Securities prior to the filing of, such amendments or supplements to such Resale Shelf Registration Statement or Prospectus as may be necessary to correct any statements or omissions if, at the time when a Prospectus is required to be delivered under the Securities Act, any event has occurred as the result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, in case any of such holders or any underwriter for any such holders is required to deliver a Prospectus at a time when the Prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, the Company shall use commercially reasonable efforts to prepare promptly upon request of any such holder or underwriter such amendments or supplements to such Resale Shelf Registration Statement and Prospectus as may be necessary in order for the Prospectus to comply with the requirements of the Securities Act and such rules and regulations; provided, that the Company shall not be required to take such action during any Suspension Period.  If the Company notifies the Electing Holders of the occurrence of any event or the existence of any state of facts contemplated by Section 1(d) or Section 3(f) above, each such Holder shall suspend the use of the such Resale Shelf Registration Statement and the Prospectus until the requisite changes to the Prospectus have been made and shall keep confidential any such communication received by it from the Company;

(h)           provide a transfer agent and registrar for all such Registrable Securities not later than the Effective Time;

(i)            enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Electing Holders holding a majority of the applicable Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including participation in “road shows”, investor presentations and marketing events);

(j)            make available for inspection by any underwriter participating in an underwritten offering, and any attorney, accountant, or other agent retained by any such underwriter, all reasonably requested financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant, or agent in connection with such underwritten offering and assist and, at the request of any participating underwriter, use commercially reasonable efforts to cause such officers or directors to participate in presentations to prospective purchasers; provided, that such Persons shall first agree in writing with the Company that (x) all records, information and documents that are designated in writing by the Company, in good faith, as confidential shall be kept confidential by such Persons, unless such disclosure is required to be made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality and (y) they shall use such records, information and documents solely for the purposes of exercising rights under this Agreement and they shall not engage in trading any securities of the Company until the Company makes such material non-public information publicly available;

(k)           take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any underwritten offering hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(l)            otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company’s first full calendar quarter after the Effective Time, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(m)          use commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of such Resale Shelf Registration Statement, or of any order suspending or preventing the use of the Prospectus or suspending the qualification of any securities included in the Resale Shelf Registration Statement for sale in any jurisdiction, and in the event of the issuance of any such stop order or other such order the Company shall advise the Electing Holders of such stop order or other such order promptly after it shall receive notice or obtain knowledge thereof and shall use commercially reasonable efforts promptly to obtain the withdrawal of such order;

(n)           in connection with an underwritten offering, obtain comfort letters, dated the pricing and closing dates under the underwriting agreement and addressed to the underwriters, from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters; and

(o)           if such registration is an underwritten offering, provide a legal opinion of the Company’s counsel, dated the closing date under the underwriting agreement, with respect to the Resale Shelf Registration Statement, each amendment and supplement thereto, the Prospectus (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by such opinions, which opinions shall be addressed to the underwriters.  The Company may require each seller of Registrable Securities participating in such underwritten offering to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

4.             Registration Expenses.

(a)           Except as otherwise provided herein, all expenses incident to the Company’s performance of or compliance with Sections 1, 3 and 6 of this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and of all independent certified public accountants, underwriters including, if necessary, a “qualified independent underwriter” within the meaning of the rules of the Financial Industry Regulatory Authority, Inc. (in each case, excluding discounts and commissions), and other Persons retained by the Company or by the Electing Holders or their affiliates on behalf of the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company, including that the Company shall pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.  Each Electing Holder that sells securities pursuant to an underwritten offering shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Holder’s account.

(b)           In connection with the Resale Shelf Registration Statement, the Company shall reimburse the Electing Holders for the reasonable fees and disbursements of one counsel chosen by the Electing Holders holding a majority of the Registrable Securities.

5.             Indemnification.

(a)           The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its officers, directors, managers, agents, and employees and each Person who controls such Holder (within the meaning of the Securities Act) (each an “Indemnitee” and, collectively, the “Indemnitees”) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorneys’ fees), to which such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by or result from (i) any untrue or alleged untrue statement of material fact contained (A) in the Resale Shelf Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this Section 5 collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by the Resale Shelf Registration Statement under the “blue sky” or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such Indemnitee for any reasonable legal or any other reasonable expenses incurred by him, her or it in connection with investigating or defending any such loss, claim, damage, expense, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to any such Person to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of, is based upon, is caused by or results from an untrue statement or alleged untrue statement, or omission or alleged omission, made in the Resale Shelf Registration Statement, the Prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Holder expressly for use therein.  In connection with an underwritten offering, the Company shall provide a customary indemnity to indemnify the underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders.

(b)           In connection with the Resale Shelf Registration Statement, each Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with the Resale Shelf Registration Statement or Prospectus and, to the fullest extent permitted by law, shall indemnify and hold harmless the other Holders and the Company, and their respective directors, officers, agents and employees and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney’s fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by or result from (i) any untrue or alleged untrue statement of material fact contained in the Resale Shelf Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or omission is made in the Resale Shelf Registration Statement, the Prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in each case, in reliance upon and in conformity with written information prepared and furnished to the Company by such Holder expressly for use therein; provided, however, that the obligation to indemnify will be several and not joint, as to each Holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to the Resale Shelf Registration Statement.

(c)           Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  The indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)           The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

(e)           If the indemnification provided for in this Section 5 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the Resale Shelf Registration Statement on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative faults referred to in clause (i) above but also the relative benefit of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the Resale Shelf Registration Statement on the other in connection with the Resale Shelf Registration Statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the Resale Shelf Registration Statement on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the Resale Shelf Registration Statement.  The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the Resale Shelf Registration Statement on the other shall be determined by reference to, among other things, whether the untrue statement or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the Resale Shelf Registration Statement and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 5, no seller of Registrable Securities shall be required to contribute any amount in excess of the net proceeds received by such seller from the sale of Registrable Securities covered by the the Resale Shelf Registration Statement filed pursuant hereto.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)            The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

6.             Participation in Underwritten Registrations.

(a)           No Electing Holder may participate in any underwritten offering unless such Holder (i) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Electing Holder or Electing Holders entitled hereunder to approve such arrangements (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no Electing Holder will be required to sell more than the amount of Registrable Securities that such holder has requested the Company to include in any underwritten offering) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

(b)           Each Electing Holder that is participating in any underwritten offering hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f), such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the Resale Shelf Registration Statement until such holder’s receipt of the copies of a supplemented or amended Prospectus as contemplated by Section 3(f).

7.             Current Public Information.  At all times after the Company has filed the Resale Shelf Registration Statement, the Company shall, except as otherwise agreed to in writing by the Required Holders, file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any Holder or Holders of Registrable Securities may reasonably request, all to the extent required to enable such Holders to sell Registrable Securities pursuant to Rule 144 adopted by the Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission.

8.             Definitions.

”Agreement” has the meaning set forth in the preamble.

“application” has the meaning set forth in Section 5.

“Bankruptcy Court” has the meaning set forth in the preamble.

“Commission” has the meaning set forth in Section 1(a).

“Commitment Agreement” has the meaning set forth in the preamble.

“Company” has the meaning set forth the preamble.

“Effective Period” has the meaning set forth in Section 1(b).

“Effective Time” has the meaning set forth in Section 1(a).

“Electing Holder” has the meaning set forth in Section 3(a)(iii).

“Exchange Act” has the meaning set forth in Section 4(a).

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 of the Securities Act.

“Holdback Extension” has the meaning set forth in Section 2(a).

“Holdback Period” has the meaning set forth in Section 2(a).

“Holder(s)” has the meaning set forth in the preamble.

“Indemnittee” and “Indemnitees” have the meanings set forth in Section 5(a).

“New Common Stock” has the meaning set forth in the preamble.

“New Shares” has the meaning set forth in the preamble.

“Notice and Questionnaire” means a Notice and Questionnaire substantially in the form of Appendix A hereto.

“Person” means an individual, a partnership, a joint venture, an association, a joint stock company, a corporation, a limited liability company, a trust, an unincorporated organization, an investment fund, any other business entity or a governmental entity or any department, agency or political subdivision thereof.

“Plan” has the meaning set forth in the preamble.

“Prohibited Sale” has the meaning set forth in Section 2(a).

“Prospectus” means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A, 430B or 430C under the Securities Act) included in the Resale Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Resale Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

”Registration Expenses” has the meaning set forth in Section 4(a).

“Registrable Securities” has the meaning set forth in the preamble.

“Required Holders” has the meaning set forth in Section 1(e).

“Resale Shelf Registration Statement”  has the meaning set forth in Section 1(a).

“Securities Act” has the meaning set forth in the preamble.

“Suspension Period” has the meaning set forth in Section 1(d).

“underwritten offering” means an offering in which Registrable Securities are sold to one or more underwriters (as defined in Section 2(a)(11) of the Securities Act) for resale to the public.

9.             Miscellaneous.

(a)           Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made when (a) delivered personally to the recipient, (b) sent by electronic mail or facsimile to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if sent by before 5:00 p.m. local time of the recipient on a business day, and otherwise on the next business day, or (c) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid).  Such notices, demands and other communications shall be sent to the Company at the address set forth below and to any other recipient at the address indicated on the Schedule I attached hereto or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.  The Company’s address is as follows:

Halcón Resources Corporation

1000 Louisiana Street

Suite 6700

Houston, Texas 77002

Attention: David S. Elkouri

Facsimile:  (713) 589-8019

Email: delkouri@halconresources.com

A copy of each notice hereunder (which shall not constitute notice) to a Holder shall be sent to:

Latham & Watkins LLP

330 N. Wabash Ave.

Suite 2800

Chicago, IL  60611

Attention: Richard Levy, Esq.

Facsimile:  (312) 993-9767

(b)           No Inconsistent Agreements.  The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement.

(c)           Calculation of Percentage; Securities Held by the Company.  Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (other than Holders of Registrable Securities if such Holders are deemed to be affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(d)           Adjustments Affecting Registrable Securities.  The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in the Resale Shelf Registration Statement undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in such registration (including effecting a stock split, combination of shares or other recapitalization).

(e)           Remedies.  Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(f)            Amendments and Waivers.  Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Holders unless such modification, amendment or waiver is approved in writing by the Company and the Required Holders.  No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition, and shall not affect the right of such party thereafter to enforce each and every provision in accordance with its terms.  An amendment or modification of this Agreement to add a party hereto and to grant such party registration rights will be effective against the Company and all Holders of Registrable Securities if such modification, amendment or waiver is approved in writing by the Company and the Required Holders.

(g)           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto (and the Persons specifically identified in Section 5) and their respective successors and assigns.  In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof); provided, that such subsequent holder of Registrable Securities shall be required to execute a joinder to this Agreement agreeing to be bound by its terms.

(h)           Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(i)            Entire Agreement.  Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(j)            Counterparts; Facsimile Signature.  This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.  This Agreement may be executed by facsimile signature or by .pdf or similar attachment to electronic mail.

(k)           Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(l)            Governing Law.  All issues and questions concerning the relative rights and obligations of the Company and the Holders under this Agreement and the construction, validity, interpretation and enforceability of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(m)          Mutual Waiver of Jury Trial.  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND

THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.  THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(n)           Business Days.  If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company’s chief-executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first set forth above.

HALCÓN RESOURCES CORPORATION

By:	/s/ Floyd C. Wilson
Name: Floyd C. Wilson
Title: Chairman and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

The foregoing Registration
Rights Agreement is hereby confirmed
and accepted as of the date first
set forth above.

HOLDERS

Name:	Franklin Advisers, Inc., as investment manager on behalf of certain funds and accounts

	By:	/s/ Glenn Voyles

		Name:	Glenn Voyles

		Title:	VP

Address:		One Franklin Parkway San Mateo, CA 94403

[Signature Page to Registration Rights Agreement]

The foregoing Registration
Rights Agreement is hereby confirmed
and accepted as of the date first
set forth above.

HOLDERS

Name:	Ares Management LLC, as investment manager of certain accounts as beneficial owners

	By:	/s/ Jeff Moore

		Name:	Jeff Moore

		Title:	Vice President

Address:		Ares Management LLC 2000 Avenue of the Stars 12th Floor Los Angeles, California 90067 Phone: (310) 201-4137 Attention: Jeff Moore Email: moore@aresmgmt.com

[Signature Page to Registration Rights Agreement]

Schedule I
Holders

Name and Address of Holder	Number of New Shares

Ares Management LLC, as investment manager of certain accounts as beneficial owners c/o Ares Management LLC 2000 Avenue of the Stars 12th Floor Los Angeles, California 90067	17,981,878

Franklin Advisers, Inc., as investment manager on behalf of certain funds and accounts c/o Franklin Advisers, Inc. One Franklin Pkwy. San Mateo, CA 94403	33,822,361

Appendix A

Notice and Questionnaire

The undersigned beneficial holder of common stock, par value $0.0001 per share, of Halcón Resources Corporation (the “Company”), which are Registrable Securities, understands that the Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Resale Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the registration rights agreement, dated as of September 9, 2016 (the “Registration Rights Agreement”), among the Company and the Holders named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each Holder is entitled to the benefits of the Registration Rights Agreement in accordance with Section 9(g) of the Registration Rights Agreement. In order to sell, or otherwise dispose of, any Registrable Securities pursuant to the Resale Shelf Registration Statement, a Holder of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such Holder (including certain indemnification provisions as described below). Holders that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and, therefore, will not be permitted to sell any Registrable Securities pursuant to the Resale Shelf Registration Statement.

Certain legal consequences arise from being named as a selling securityholder in the Resale Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Resale Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned Holder (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Resale Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses insofar as such losses arise in connection with statements concerning the undersigned that are made in the Resale Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

If the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

QUESTIONNAIRE

Please respond to every item, even if your response is “none.” If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

If you have any questions about the contents of this Questionnaire or as to who should complete this Questionnaire, please contact David S. Elkouri of the Company at telephone number: (832) 538-0514.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1.             Your Identity and Background as the Beneficial Owner of the Registrable Securities.

(a)           Your full legal name:

(b)           Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

Address:

Telephone No.:

Fax No.:

(c)           Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.

☐ No.

(d)           If your response to Item 1(c) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.

☐ No.

For the purposes of this Item 1(d), an “affiliate” of a registered broker-dealer includes any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

(e)           Full legal name of person through which you hold the Registrable Securities (i.e., name of your broker or the DTC participant, if applicable, through which your Registrable Securities are held):

Name of Broker:

DTC No.:

Contact person:

Telephone No.:

2.             Your Relationship with the Company.

(a)           Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

☐ Yes.

☐ No.

(b)           If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with the Company:

3.             Your Interest in the Registrable Securities.

(a)           State the type and amount of Registrable Securities beneficially owned by you:

State the CUSIP No(s). of such Registrable Securities beneficially owned by you:

(b)           State the type and amount of Registrable Securities beneficially owned by you to be sold or otherwise disposed of pursuant to the Resale Shelf Registration Statement (if an amount other than all of the Registrable Securities set forth in   your response to Item 3(a) above):

State the CUSIP No(s). of such Registrable Securities beneficially owned by you:

(c)           Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of the Company?

☐ Yes.

☐ No.

(d)           If your answer to Item 3(b) above is yes, state the type, the aggregate amount and CUSIP No. of such other securities of the Company beneficially owned by you:

Type:

Aggregate amount:

CUSIP No.:

(e)           Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

☐ Yes.

☐ No.

(f)            At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, direct or indirect, with any person to distribute the securities?

☐ Yes.

☐ No.

(g)           If your response to Item 3(f) above is yes, please describe such agreements or understandings:

4.             Nature of your Beneficial Ownership.

(a)           Check if the beneficial owner set forth in your response to Item 1(a) is any of the below:

(i)            A reporting company under the Exchange Act. ☐

(ii)           A majority-owned subsidiary of a reporting company under the Exchange Act. ☐

(iii)          A registered investment fund under the 1940 Act. ☐

(b)           If the beneficial owner of the Registrable Securities set forth in your response to Item I (a) above is a limited partnership, state the names of the general partner(s) of such limited partnership:

(i)            With respect to each general partner listed in Item 4(b) above who is not a natural person and is not publicly-held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

(c)           Name your controlling shareholder(s) (the “Controlling Entity”). If the Controlling Entity is not a natural person and is not a publicly-held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

(i)            (A) Full legal name of Controlling Entity(ies) or natural person(s) who has/have sole or shared voting or dispositive power over the Registrable Securities:

(B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone No.:

Fax No.:

(C) Name of shareholders:

(ii)           (A) Full legal name of Controlling Entity(ies):

(B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone No.:

Fax No.:

(iii)          Name of shareholders:

5.             Plan of Distribution.

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Resale Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents’ commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, or (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market. The Selling Securityholder may pledge or grant a security interest in some or all of the Registrable Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time pursuant to the prospectus. The Selling Securityholder also may transfer and donate the Registrable Securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling securityholder for purposes of the prospectus.

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of the Company.

The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned beneficial owner and selling securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the undersigned beneficial owner and selling securityholder against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Resale Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Resale Shelf Registration Statement remains effective.

All notices to the beneficial owner hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.

By signing below, the undersigned acknowledges that it is the beneficial owner of the Registrable Securities set forth herein, represents that the information provided herein is accurate, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Resale Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Resale Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned beneficial owner. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York, without giving effect to rules governing the conflict of laws.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

NAME OF BENEFICIAL OWNER:

(Please Print)

Signature:

Date:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND
QUESTIONNAIRE TO THE COMPANY AS FOLLOWS:

Halcón Resources Corporation
1000 Louisiana Street
Suite 6700
Houston, Texas 77002
Attention: David S. Elkouri
Facsimile: (713) 589-8019
Email: delkouri@halconresources.com